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CUSIP: 361969108                                                     Page 6 of 6

                                    EXHIBIT I

Item 7

        (a)  X  Broker or dealer registered under Section 15 of the Act.
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        (g)  X  Parent Holding Company, in accordance with Rule 13d-1(b)(ii)(g).
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